Report of Independent
 Registered Public
 Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Income Securities Trust:

In planning and performing
 our audits of the financial
 statements of Federated
 Prudent Global
Income Fund (the "Fund"),
 a portfolio of Federated
 Income Securities Trust,
as of and for the
year ended September 30,
 2009, in accordance with
the standards of the Public
Company
Accounting Oversight Board
 (United States), we
considered the Fund's
internal control over
financial reporting,
including controls over
 safeguarding securities,
 as a basis for designing our
auditing procedures for
 the purpose of expressing
 our opinion on the financial
 statements and to
comply with the requirements
 of Form N-SAR, but not for
 the purpose of expressing
an opinion
on the effectiveness of the
Fund's internal control over
 financial reporting.
Accordingly, we
express no such opinion.

Management of the Fund is
responsible for establishing
and maintaining effective
internal control
over financial reporting.
 In fulfilling this
responsibility, estimates
and judgments by management
are required to assess
the expected benefits
and related costs of
controls. A company's
 internal
control over financial
 reporting is a process
 designed to provide
reasonable assurance regarding
the reliability of financial
 reporting and the preparation
of financial statements for
 external
purposes in accordance with
generally accepted accounting
 principles. A company's
internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records that,
 in reasonable detail,
accurately and fairly
reflect the transactions
and
dispositions of the assets
 of the company; (2) provide
 reasonable assurance that
transactions are
recorded as necessary to
permit preparation of
financial statements in
accordance with generally
accepted accounting principles,
 and that receipts and
expenditures of the company
are being made
in accordance with
authorizations of management
 and directors of the
company; and (3) provide
reasonable assurance
 regarding prevention or
 timely detection of
the unauthorized acquisition,
use, or disposition of
the company's assets
 that could have a material
 affect on the financial
statements.

Because of its inherent
 limitations, internal
 control over financial
 reporting may not prevent or
detect misstatements.
Also, projections of any
 evaluation of effectiveness
 to future periods are
subject to the risk that
 controls may become
inadequate because of
changes in conditions,
 or that
the degree of compliance
 with the policies or
 procedures may deteriorate.

A deficiency in internal
 control over financial
 reporting exists when
 the design or operation of a
control does not allow
management or employees,
in the normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a timely
 basis. A material weakness
 is a
deficiency, or a
combination of deficiencies,
 in internal control over
 financial reporting, such that
there is a reasonable
possibility that a material
misstatement of the Fund's
annual or interim
financial statements will
not be prevented or detected
on a timely basis.

Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and would
not necessarily disclose
all deficiencies in
internal control that might
 be material weaknesses
under standards established
 by the Public
Company Accounting Oversight
 Board (United States).
However, we noted no
deficiencies in the
Fund's internal control
over financial reporting
and its operation, including
controls over
safeguarding securities
that we consider to be a
material weakness as
defined above as of
September 30, 2009.

This report is intended
 solely for the information
 and use of management and
the Board of
Trustees of Federated
 Income Securities Trust
and the Securities and
Exchange Commission and
is not intended to be and
should not be used by
anyone other than those
specified parties.







Boston, Massachusetts
November 24, 2009